SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 4, 1999
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                   Prospect Street High Income Portfolio Inc.
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             (Exact name of registrant as specified in its charter)


          Maryland                     811-5557               04-302-8343
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(State or other jurisdiction        (Commission             (IRS Employer
   of incorporation)                File Number)          Identification No.)

                  60 State Street, Boston, Massachusetts 02109
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                     Address of principal executive offices


Registrant's telephone number, including area code: (617) 742-3800
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                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events
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         On October 4, 1999  Prospect  Street High Income  Portfolio  Inc.  (the
"Fund") announced that its investment adviser, Prospect Street Investment Management Co., Inc. has entered into an agreement to sell certain of its assets and goodwill relating to the management of the Fund to Highland Capital
Management,  L.P.  ("Highland").   The  Fund  further  announced  that  (i)  the
Independent Directors of the Fund approved a new two-year advisory agreement with Highland which will be submitted to shareholders of the Fund for their approval at a special meeting of shareholders and (ii) C. William Carey had been appointed as interim Chairman of the Board of Directors of the Fund.

         A copy of the press release announcing the foregoing is being filed as an exhibit to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and
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         Exhibits
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         Exhibit 99 - Press Release dated October 4, 1999.


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

                                    SIGNATURE
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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           PROSPECT STREET HIGH INCOME
                                 PORTFOLIO INC.


Dated: October 6, 1999              By: /s/ John A. Frabotta
                                       -------------------------------
                                             John A. Frabotta
                                             Vice President, Treasurer,
                                             Chief Investment Officer and
                                             Chief Financial Officer



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